COMMUNITY CAPITAL TRUST
The Community Reinvestment Act Qualified Investment Fund
(the “Fund”)

Retail Shares (CRATX)

Supplement dated February 28, 2019
to the
Summary Prospectus
dated October 1, 2018

Change in Transfer Agent

Effective March 4, 2019, Atlantic Shareholder Services, LLC replaced SEI Institutional Transfer Agent, Inc., assignee of SEI Investment Management Company (“SEI”), as the transfer agent and dividend disbursing agent to the Fund (“Transfer Agent”).

Effective March 4, 2019, the section entitled “FUND SUMMARY – PURCHASE, SALE AND EXCHANGE OF FUND SHARES” on page 6 of the Summary Prospectus is superseded and replaced with the following:

PURCHASE, SALE AND EXCHANGE OF FUND SHARES

Retail Shares of the Fund are available for purchase by individuals purchasing shares on their own behalf directly from the Fund or through financial advisers.

If you are considering investing in Retail Shares of the Fund, contact the Fund’s transfer agent toll-free at 1-888-272-0007. The transfer agent will provide information concerning your investment options and can provide all materials and procedures required to open an account. New accounts can be opened directly with the Fund by wire transfer, by check purchase or through an exchange of securities. These options are also available to existing shareholders. You also may purchase Retail Shares through your financial adviser.

The minimum initial investment for Retail Shares is $2,500. The Fund reserves the right to waive this minimum initial investment for any purchase. There is no minimum requirement for subsequent purchases.

You may sell (redeem) your Retail Shares on any day when both the New York Stock Exchange and the Fund’s custodian are open for business (“Business Day”). Redemption requests must be in writing and sent to The CRA Qualified Investment Fund, P.O. Box 588, Portland, ME 04112.

Holders of Retail Shares of the Fund may exchange their Retail Shares for Institutional Shares of the Fund. The Retail Shares being exchanged must have a value of at least $500,000, although the Fund reserves the right to waive this minimum for any exchange. Investors who purchased their Retail Shares directly from the Fund should call the Fund’s transfer agent at 1-888-272-0007 for information on exchanging their Retail Shares. Investors who purchased their Retail Shares through a financial adviser should contact their financial adviser for information on exchanging their Retail Shares.

Please keep this Summary Prospectus Supplement with your records.